First Financial Holdings, Inc.

Charleston, South Carolina

Sandler O'Neill

Financial Services Conference

2003

A. Thomas Hood

President and CEO

November 13, 2003

Forward-looking Statements

Our presentation today discusses First Financial's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecasts of financial or other performance measures and statements about First Financial's general outlook for economic and business conditions. We also may make other forward-looking statements in responding to questions during or following this presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from our most recent earnings press release and the Form 10-K we filed for the year ended September 30, 2002. Forward-looking statements are effective only as of the date they are made and First Financial assumes no obligation to update information concerning its expectations.

First Financial Holdings, Inc.

Charleston, South Carolina

First Federal

FIRST SOUTHEAST
Investor Services, Inc.

FIRST SOUTHEAST
Fiduciary & Trust Services Inc.

FIRST SOUTHEAST
Insurance Services, Inc.

KINGHORN
Insurance Services, Inc.

JOHNSON
Insurance Associates, Inc./
Benefit Administrators, Inc.

Outline

- Corporate Profile
- Strategic Direction
- Sales and Service Excellence
- Human Capital
- Insurance Sales and Services
- Non-Interest Income Growth
- Distribution Channels
- Markets Served
- Financial Performance

Corporate Profile

- 3rd largest financial institution headquartered in South Carolina
- Broad-base of banking, investment and insurance products serving consumers and businesses
- Significant presence in attractive, high growth coastal markets
- One of the largest independent insurance agencies in South Carolina

Corporate Profile

September 30, 2003

(amounts in thousands)

A Community Bank offering consumer and business banking, insurance, investment and trust products and services

• NASDAQ ticker	FFCH
• Total Assets	$ 2,322,882
• Net Loans	$ 1,801,932
• Total Equity	$ 163,006
• Equity/Assets	7.02%
• Market capitalization	$ 378,418
• 5 Year Average Compounded Growth Rate	
– Assets	4.77%
– Net Income	10.47%
– Earnings per share	12.09%
– Cash Dividends	12.59%

Corporate Profile

	FFCH		SO&P Peer[3] Group
	9/30/03	11/6/03	11/6/03
Stock Price	$ 30.22	$ 31.58	
Market Cap (in thousands)	$ 378,419	$ 395,603	$ 342,570
Price/Book	232.1%	242.6%	183.2%
2003E P/E[1]	14.9x	13.7x	16.3x
Dividend Yield	2.5%	2.8%[2]	1.7%

[1] Using Sandler O'Neill & Partners, LP (SO&P) estimates for FFCH - based on calendar year
[2] Reflects Oct. 23 dividend increase from $.76 to $.88 annually
[3] SO&P provided Peer Median of $1-5 billion in Asset Thrifts as available through SNL Data Source.

Corporate Profile

Corporate Governance

- Audit, Compensation & Benefits, Corporate Governance/Nominating Committees have always been composed entirely of independent outsiders.
- The positions of Chairman and CEO have always been separated at First Financial Holdings.
- The Board has established a Corporate Governance Committee and adopted corporate governance principles.
- Stock Compensation Plans have always been approved by shareholders.

Corporate Profile

Household Relationships

September 30, 2003

112,000	Banking households served
22,500	Insurance households served
4,800	Investment/Trust households served
55%	Retail Households With A Demand Account Relationship

Corporate Profile
History

- First Federal of Charleston was chartered in 1934.
- First Federal converted to a federally-chartered stock company in November 1983.
- First Financial Holdings, Inc. incorporated in Delaware in September 1987 with reorganization of First Federal into holding company effective June 30, 1988.
- First Financial acquired Peoples Federal Savings and Loan Association, Conway, SC, on October 9, 1992.
- First Financial's acquisition of Investors Savings Bank of South Carolina in Florence, SC was completed in November 1997. Investors Savings was merged into Peoples Federal.
- First Federal and Peoples Federal consolidated into one charter August 30, 2002.

Strategic Direction

- Major Commitment to Sales and Service Excellence
- Build and Retain the High-Quality Workforce/Family-Friendly Workplace
- Continued Expansion of Insurance, Investment and Trust Businesses - the First Southeast Group
- Aggressive sales of Bank Products and Services in Insurance Households
- Increased Emphasis on Sales of Banking Products and Services for Small and Medium-sized Businesses
- Continued Efforts to Accelerate Non-Spread Revenues
- Significant Investments in Retail Banking Offices and Other Distribution Channels in Attractive Markets
- Expansion of Internet Banking Products and Services

Sales and Service Excellence

- Strong Culture of Service Excellence
- Cohen Brown Sales Program “Champions”- Introduced in 1997
- Absolute Commitment to Sales Excellence at Every Level
- “Breakthrough Service” Program Initiated in Fiscal 2001

First Financial's Human Resources Strategies

- Experienced, Motivated Management Team
- Qualified, Well-trained Staff
- Appropriate Levels of Authority and Responsibility
  - Decisions Made in Front of Customers
- Increasing Use of Incentive based compensation
  - 38.5% of Total Employees Incentive Based

Corporate Profile

Executive Management

Name	Title	Age	Experience
A. Thomas Hood	President & Chief Executive Officer	57	27 years
Susan E. Baham	Senior Vice President & Chief Financial Officer	53	32 years
Charles F. Baarcke, Jr.	Senior Vice President & Chief Lending Officer	57	28 years
John L. Ott	Senior Vice President, Retail Banking	55	32 years
Clarence A. Elmore	Senior Vice President, Coastal Region	43	21 years

Family Friendly Workplace

- A Strong Commitment to Supporting Family Friendly Policies and Programs in the Workplace
- Flexible Employee Volunteer Program for Schools and Non-profits
- Tuition Reimbursement/Tuition Grant Programs for Full and Part-time Employees
- Flexible Work Schedules and Part-time Options
- Childcare Resource and Referral Service
- Childcare Subsidy Program

Human Capital

Average Years with the Company
September 30, 2003



Years
20
16
12
8
4
0
18
12
9
6
7
5
Management Team
Sales Office Managers
Financial Services Reps.
Investment Officers
Insurance Reps.
Tellers

Performance Drivers

- Targets for Management Team Stock Ownership- One to Four Times Compensation
- Specific Goals for Management Performance Plan - ROE Driven
- Performance Plan for Directors - ROE Driven
- 57% Employees Have Earned Stock Options
- 90% Employees Own Company Stock
- 17% of Shares Owned by Directors, Officers & Employees

Insurance Sales and Service
Agency Profile

- Total Revenues: $13.7 million
- 44% Personal Lines/ 56% Commercial Lines
- Major Companies represented: Allstate, Selective, Auto-Owners, Travelers, Harleysville, Zurich, Companion, Hartford and Chubb
- Total Insurance Households: 22,500
- Largest Independent Allstate Representative in the United States

Insurance Revenues

(amounts in thousands)


$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$1,766
$1,850
$1,951
$2,837
$5,230
$9,966
$13,720
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
Sep-03

Insurance Acquisitions

(amounts in millions)

Company	Date	Market	Premiums Written
Adams Insurance	1990	Personal lines	$ .8
Magrath Insurance	1992	Mixed lines	$ 3.9
Epps-McLendon	1995	Personal lines	$ 3.4
Associated Insurors	2000	Commercial lines	$ 11.5
Kinghorn Insurance	2001	Mixed lines, group health	$ 21.0
Johnson Insurance	2002	Commercial lines, Third Party Administrator	$ 18.0
Woodruff Agency (merged - Johnson Ins.)	2003	Commercial lines	$ 5.0
<u>Other Insurance Operations</u>			
First Southeast Reinsurance		Private mortgage reinsurance	
Family Financial (14.3% ownership)		Mortgage life, credit life, debt cancellation and term life insurance	

*In May 2003, acquired Book of Business of a self-funded health insurance third party administrator with annual fees of $330,000

Insurance, Brokerage and Trust Revenues

(amounts in thousands)



$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$2,352
$2,721
$3,272
$4,724
$7,064
$12,270
$16,350
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
Sep-03

Non-Interest Income

(amounts in thousands)


$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$12,296
$13,357
$15,314
$18,310
$24,918
$30,959
$40,965
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
Sep-03

Other Income Distribution

Fiscal 2003



$4,853
Other
12%
$9,158
Mortgage
Banking/loan
servicing
22%
$10,604
Deposit Fees
26%
$2,630
Brokerage and
Trust
6%
$13,720
Insurance
34%

Demand Deposit Accounts and Deposit Account Fees

(dollars in thousands)


100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
54,752
60,174
65,932
72,561
79,581
80,132
85,033
$5,621
$5,814
$6,586
$7,593
$8,489
$9,349
$10,604
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
Sep-03
Service Charges & Fees
# of Demand Deposits


First Financial Holdings, Inc.
Markets
Lake Wylie
Florence
Lake City
Conway
Sunset Beach, NC
Myrtle Beach
Columbia
Charleston
Hilton Head Island
Retail Banking Offices
First Southeast Insurance Services
First Southeast Investor Services
First Southeast Fiduciary and Trust Services

Distribution Systems

- Bank sales locations 45
  - (4 Bank Sales offices in Wal*Mart Superstores)
- Insurance sales locations 10
  - Premiums written $ 85 million
- Investment centers and Trust offices 14
  - (Located in Bank Sales Offices)
  - Assets under care/management $ 369 million
  - ATMs 49

Internet Banking Growth

Households and Businesses


30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
4.3%
7.1%
9.7%
12.9%
16.4%
20.4%
24.9%
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03

Percent of Deposit Households

Market Characteristics

	Population 2000[1]	Pop. Growth 1990-2000[1]	Job Growth 1990-2000[2]	Per Capita Income 2000[1]	Unem-ployment[2] Sept. 2003	Residents 55+ 2000[1]
Charleston MSA	549,033	8.3%	19.8%	$26,282	4.4%	18.9%
Myrtle Beach MSA	196,629	36.5%	45.3%	$23,315	4.1%	26.3%
Florence MSA	125,761	10.0%	12.3%	$24,517	7.8%	21.0%
Beaufort Co.	120,937	39.9%	50.8%	$32,112	2.9%	26.1%
Georgetown Co.	55,797	20.5%	15.3%	$21,892	11.5%	26.7%
Brunswick Co., NC	73,143	43.5%	40.8%	$20,178	4.6%	31.6%
FFCH Markets	**1,121,300**	**18.2%**	**26.4%**	**$25,576**	**4.9%**	**22.4%**
SC	**4,012,012**	**15.1%**	**14.0%**	**$23,538**	**6.4%**	**21.4%**
US	**275,306,000**	**13.2%**	**13.9%**	**$28,546**	**6.1%**	**20.4%**

[1] US Census Bureau
[2] NC & SC Employment Securities Commissions

Well Positioned In Key Markets

June 30, 2002

(amounts in thousands)

Deposits

Charleston MSA - $6,074,238 total deposits

Institution	Share
1. Wachovia	17.8%
2. First Federal	14.7%
3. Bank of America	14.1%
4. South Carolina FCU	11.6%
5. First Citizens	5.3%

Myrtle Beach MSA - $3,317,947 total deposits

Institution	Share
1. Coastal	15.0%
2. Conway National Bank	13.6%
3. Carolina First	11.8%
4. Bank of America	10.3%
7. First Federal	6.7%

Beaufort County - $2,129,596 total deposits

Institution	Share
1. Lighthouse Community	16.5%
2. Wachovia	14.5%
3. Bank of America	13.8%
4. South Carolina B&T	9.0%
11. First Federal	2.8%

Florence MSA - $1,501,267 total deposits

Institution	Share
1. Wachovia Bank	21.0%
2. Branch Banking & Trust	16.8%
3. First Federal	12.0%
4. Citizens Bank	5.9%
5. First Reliance Bank	5.8%

Georgetown County - $671,144 total deposits

Institution	Share
1. Carolina First Bank	24.8%
2. Plantation FSB	18.6%
3. Wachovia Bank	10.8%
4. First Federal	9.3%
5. First Citizens	9.0%

Brunswick County - $886,815 total deposits

Institution	Share
1. BB&T	47.8%
2. Security Savings Bank	20.0%
3. Coastal Federal	11.3%
4. First Citizens Bank & Trust	7.3%
8. First Federal	1.0%

All data from SheshunoffBranchSource 2003 (data as of June 30, 2002)
except Brunswick County - FDIC data as of 6/30/02

Financial Performance

Assets

(amounts in billions)



$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.77
$1.84
$2.07
$2.26
$2.33
$2.26
$2.32
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
Sep-03

Loans Originated

(amounts in thousands)



$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$396,831
$585,470
$740,574
$654,157
$693,669
$788,670
$817,709
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
Sep-03

Loan Portfolio

(amounts in millions)



$1,118
Residential Real Estate
68%
$64
Construction
4%
$178
Consumer
11%
$133
Commercial Real Estate
8%
$94
Land & Lots
6%
$34
Commercial Business
2%

Sept. 1998



$1,078
Residential Real Estate
63%
$76
Construction
4%
$377
Consumer
20%
$103
Commercial Real Estate
6%
$66
Land & Lots
3%
$172
Commercial Business
9%

Sept. 2003

Credit Quality


NPA's/Assets
1.44%
0.71%
0.62%
0.64%
0.63%
0.67%
0.61%
Sep-97 Sep-98 Sep-99 Sep-00 Sep-01 Sep-02 Sep-03


Net Charge-offs/Average Net Loans
0.14%
0.11%
0.06%
0.11%
0.24%
0.31%
0.38%
Sep-97 Sep-98 Sep-99 Sep-00 Sep-01 Sep-02 Sep-03


Provision
in thousands
$2,435
$2,405
$2,765
$2,745
$4,975
$5,888
$6,235
Sep-97 Sep-98 Sep-99 Sep-00 Sep-01 Sep-02 Sep-03


Allowance/Non-Performing Loans
87%
178%
202%
179%
141%
130%
147%
Sep-97 Sep-98 Sep-99 Sep-00 Sep-01 Sep-02 Sep-03

Problem Assets

September 30, 2003
(amounts in thousands)

Non-accrual Loans	$ 9,852
Loans 90 Days or More Past Due	24
Renegotiated Loans	295
REO through Foreclosure	4,009
TOTAL	$ 14,180
NPA/Total Assets	.61%
YTD Net Charge-offs/Average Net Loans	.38%
Allowance/Non-Performing Loans	147%

Deposit Composition

(amounts in millions)


$182
Checking
14%
$168
Money Market
13%
$121
Statement Savings
10%
CDs
63%

Sept. 1998


Checking
27%
$278
Money Market
19%
$161
Statement Savings
10%
CDs
44%

Sept. 2003

Demand Deposits

(amounts in millions)



$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$139
$162
$185
$210
$309
$330
$398
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
Sep-03

Net Interest Income

(amounts in thousands)



$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$51,019
$54,656
$60,438
$62,754
$70,369
$82,684
$78,460
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
Sep-03

Net Interest Spread



7.79%
7.73%
7.50%
7.71%
7.87%
7.12%
6.41%
4.90%
4.89%
4.51%
4.94%
4.87%
3.43%
2.75%
2.89%
2.54%
2.61%
2.77%
3.00%
3.69%
3.66%
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
Sep-03
Yield on Earning Assets
Rate on Interest Bearing Liabilities
Net Interest Spread

Efficiency Ratio


62%
60%
58%
56%
54%
52%
59.48%
59.00%
57.23%
59.45%
58.76%
56.29%
59.76%
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
Sep-03

Net Income
(amounts in thousands)



$32,000
$28,000
$24,000
$20,000
$16,000
$12,000
$8,000
$4,000
$0
$14,908
$17,089
$19,307
$19,928
$22,559
$28,152
$27,211
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
Sep-03

Core Earnings Per Share
(diluted)



Sep-97
$1.08
Sep-98
$1.21
Sep-99
$1.40
Sep-00
$1.47
Sep-01
$1.64
Sep-02
$2.04
Sep-03
$2.07

Core Return on Average Equity



20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
14.1%
14.4%
15.4%
15.2%
15.3%
17.3%
16.7%
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
Sep-03

Stock Performance



Monthly Share Volume (thousands)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
$35
$30
$25
$20
$15
$10
$5
$0
Closing price at month-end
11/01
12/01
1/02
2/02
3/02
4/02
5/02
6/02
7/02
8/02
9/02
10/02
11/02
12/02
1/03
2/03
3/03
4/03
5/03
6/03
7/03
8/03
9/03
10/03

Consistent Dividend Growth



$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.28
$0.32
$0.36
$0.42
$0.48
$0.56
$0.62
$0.68
$0.76
$0.88
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Stock Repurchase Programs

Starting Date	Ending Date	Shares Authorized	Shares Repurchased
5/27/03 -	3/31/04	650,000	143,300*
10/25/02 -	6/30/03	650,000	650,000
9/17/01 -	9/30/02	600,000	477,800
2/25/00 -	9/30/00	500,000	93,300
10/23/98 -	6/30/99	500,000	500,000
7/29/96 -	3/31/97	250,000	93,100

* As of November 6, 2003